CENTRAL SECURITIES CORPORATION

INTERIM REPORT TO STOCKHOLDERS

AS OF SEPTEMBER 30, 2014

To the Stockholders of

Central Securities Corporation:

     Financial data for the quarter ended September 30, 2014 prepared by management without audit by our independent registered public accounting firm and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	Sept. 30, 2014	June 30, 2014	Dec. 31, 2013
Net assets	$661,143,716	$680,152,702	$648,261,868
Net assets per share of Common Stock	27.41	28.20	26.78
Shares of Common Stock outstanding	24,119,825	24,117,323	24,207,823

     Comparative operating results are as follows:

	Nine months ended September 30,
	2014		2013
Net investment income	$2,779,374		$2,832,045
Per share of Common Stock	.12	*	.12	*
Net realized gain on sale of investments	33,658,319		79,577,054
Decrease in net unrealized appreciation of investments	(16,813,184)		(1,399,884)
Increase (decrease) in net assets resulting from operations	19,624,509		81,009,215

* Per-share data are based on the average number of Common shares outstanding during the nine-month period.

     In the quarter ended September 30, 2014, the Corporation did not repurchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

     Stockholders’ inquiries are welcome.

Central Securities Corporation Wilmot H. Kidd, President

630 Fifth Avenue
New York, NY 10111
October 8, 2014

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PRINCIPAL PORTFOLIO CHANGES
July 1 to September 30, 2014
(Common Stock unless specified otherwise)
(unaudited)
		Number of Shares
		Purchased		Sold	Held September 30, 2014
The Bank of New York Mellon Corporation				300,000	625,000
Brady Corporation		160,000			750,000
CEVA, Inc.				84,967	176,033
GeoMet, Inc. Series A Convertible
Redeemable Preferred Stock		10,108	(a)		333,570
Intel Corporation				50,000	1,250,000
Leggett & Platt, Inc.				102,000	—
Murphy Oil Corporation				20,000	260,000
Rayonier Inc.		400,000			400,000
Roper Industries, Inc.				10,000	90,000
TRI Pointe Homes, Inc.		100,000			700,000
Walgreen Co.				20,000	240,000

(a) Received as a dividend.

TEN LARGEST INVESTMENTS
September 30, 2014
(unaudited)
				Percent of	Year First
	Cost	Value		Net Assets	Acquired
	(millions)
The Plymouth Rock Company, Inc.	$0.9	$132.5		20.0%	1982
Intel Corporation	16.2	43.5		6.6	1986
Coherent, Inc.	17.5	40.3		6.1	2007
Agilent Technologies, Inc.	12.6	33.6		5.1	2005
Analog Devices, Inc.	7.6	27.7		4.2	1987
The Bank of New York Mellon Corporation	16.1	24.2		3.7	1993
Citigroup Inc	19.7	20.7		3.1	2013
Capital One Financial Corporation	13.0	19.6		3.0	2013
Motorola Solutions, Inc.	14.3	19.0		2.9	2000
Brady Corporation	5.1	16.8		2.5	1984

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BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
David C. Colander, Lead Independent Director
L. Price Blackford
Simms C. Browning
Donald G. Calder
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS
Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE
630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com

CUSTODIAN
UMB Bank, N.A.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY

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